INVESCO EXCHANGE-TRADED FUND TRUST II
SUPPLEMENT DATED DECEMBER 19, 2025 TO THE:
PROSPECTUSES AND STATEMENT OF ADDITIONAL INFORMATION, DATED DECEMBER 19, 2025, OF:
Invesco S&P 500 Minimum Variance ETF (SPMV)
Invesco ESG NASDAQ Next Gen 100 ETF (QQJG)
Invesco S&P 500® ex-Rate Sensitive Low Volatility ETF (XRLV)
AND TO THE
PROSPECTUSES AND STATEMENT OF ADDITIONAL INFORMATION, DATED February 28, 2025, AS PREVIOUSLY SUPPLEMENTED, OF:
Invesco MSCI Green Building ETF (GBLD)
Invesco Alerian Galaxy Blockchain Users and Decentralized Commerce ETF (BLKC)
(SPMV, QQJG, XRLV, GBLD and BLKC are each, a “Fund” and collectively, the “Funds”)
At a meeting held on December 17, 2025, the Board of Trustees of the Invesco Exchange-Traded Fund Trust II approved the termination and liquidation of each Fund, with the liquidation payment to shareholders expected to take place on or about February 25, 2026.
After the close of business on February 18, 2026, the Funds will no longer accept creation orders. The last day of trading for each Fund on The Nasdaq Stock Market LLC, NYSE Arca, Inc, or the Cboe BZX Exchange, Inc. (each, an “Exchange”), as applicable, will be February 23, 2026. Shareholders should be aware that while the Funds are preparing to liquidate, they will not be pursuing their stated investment objective or engaging in any business activities except for the purposes of winding up their business and affairs, preserving the value of their assets, paying their liabilities, and distributing their remaining assets to shareholders. A liquidation may also be delayed if unforeseen circumstances arise.
Shareholders may sell their holdings of a Fund on the applicable Exchange until market close on February 23, 2026, and may incur typical transaction fees from their broker-dealer. Each Fund’s shares will no longer trade on the applicable Exchange after market close on February 23, 2026, and the shares will be subsequently delisted. Shareholders who do not sell their shares of a Fund before market close on February 23, 2026 will receive cash equal to the amount of the net asset value of their shares, which will include any capital gains and dividends, in the cash portion of their brokerage accounts, on or about February 25, 2026.
Shareholders generally will recognize a capital gain or loss equal to the amount received for their shares over or under their adjusted basis in such shares.
Shareholders should call the Funds’ distributor, Invesco Distributors, Inc., at 1-800-983-0903 for additional information.
Please Retain This Supplement For Future Reference.
P-TRUST II-SOAI-SUP 121925